Exhibit 99.1

The Leader in Value Based Oncology Care October 2021 Analyst Day Presentation

Disclaimer and Forward Looking Statements 2 Disclaimer: This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Potential Transaction”) involving TOI Parent Inc. (“TOI” or the “Company”) and a special purpose acquisition company (the “SPAC”), and for no other purpose. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will TOI, the SPAC or any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. TOI has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of TOI or the Potential Transaction. You are urged to make your own evaluation of TOI and such other investigations as you deem necessary before making an investment or voting decision. Forward Looking Statements: This presentation and the related oral commentary include “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market (“TAM”), market share and competition, the potential for success of the Company’s M&A strategy and the integration of those acquisitions, and expectations related to the terms and timing of the transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of TOI’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of TOI. These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are delayed or not obtained or that the approval of the shareholders of the Company or the SPAC is not obtained; future global, regional or local economic, political, market and social conditions, including due to the COVID - 19 pandemic; the development, effects and enforcement of laws and regulations; TOI’s ability to manage its future growth; the effects of competition on TOI’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the ability to implement business plans, forecasts and other expectations after the completion of the Potential Transaction and identify and realize additional opportunities; failure to realize anticipated benefits of the Potential Transaction or to realize estimated forecasts and projections; or other risks and uncertainties indicated from time to time by the Company and in the registration statement containing the proxy statement / prospectus discussed below relating to the Potential Transaction, including those under “Risk Factors” therein, and in the SPAC’s other filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. You are cautioned not to place undue reliance upon any forward - looking statements in this presentation, which speak only as of the date made. TOI does not undertake or accept any obligation or undertaking to release any updates or revisions to any forward - looking statements in this presentation to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Use of Projections: This presentation contains projected financial information with respect to TOI, including revenue, gross profit, gross margin, Adjusted EBITDA and Adjusted EBITDA margin. Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward - Looking Statements” above and the Risk Factors included at the end of this presentation. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors of TOI have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information; Non - GAAP Financial Measures: The financial information and data contained in this presentation is unaudited and does not conform to the requirements of Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement or prospectus to be filed by the SPAC with the SEC. In addition, the historical financial information included herein is preliminary and subject to change, including in connection with the audit of the financial statements, which has not been completed. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes that the use of Adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non - GAAP financial measures to investors. TOI’s non - GAAP financial measures may be different from non - GAAP financial measures used by other companies. The presentation of non - GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure for full years 2021 – 2024 cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are out of the Company’s control or cannot be reasonably predicted. For the same reasons, the Company is unable to provide probable significance of the unavailable information, which could be material to future results. Because of the limitations of non - GAAP financial measures, you should consider the non - GAAP financial measures presented in this presentation in conjunction with TOI’s financial statements and the related notes thereto.

Disclaimer and Forward Looking Statements (continued) 3 No Offer or Solicitation: This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information: In connection with the Potential Transaction, the SPAC has filed a registration statement on Form S - 4 with the SEC, which include s a proxy statement / prospectus, that will be both the proxy statement to be distributed to holders of the SPAC’s shares in connection with its solicitation of proxies for the vote by the SPAC’s shareholders with respect to the Potential Transaction and other matters as are described in the r egistration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Potential Transaction. After the registration statement is declared effective, the SPAC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This document does not contain all the information that should be considered concerning the Potential Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Transaction. The SPAC’s stockholders, the Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Potential Transaction, as these materials will contain important information about the Company, the SPAC and the Potential Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of the SPAC as of a record date to be established for voting on the Potential Transaction. The SPAC’s stockholders and the Company’s stockholders will also be able to obtain copies of the proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to DFP Healthcare Acquisitions Corp. at 345 Park Avenue South, New York, New York, 10010 or by telephone at (212) 551 - 1600. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation: The SPAC, TOI and certain of their directors and officers may be deemed participants in the solicitation of proxies of the SPAC’s shareholders in connection with the Potential Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Potential Transaction will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph. Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of TOI and other companies, which are the property of their respective owners.

4 Strong Leadership Team with Extensive Value Based Care Experience Brad Hively Chief Executive Officer Dr. Daniel Virnich Chief Operating Officer Richard Barasch Executive Chairman ▪ 20+ years of executive leadership and healthcare investing experience ▪ Previously President of Health Essentials and Senior VP at Heritage Provider Network ▪ 20+ years of executive leadership and value - based care operations experience ▪ Previously President of DaVita Medical Group, Florida and Senior VP of Operations for Healthcare Partners in Southern California ▪ Serves as Executive Chairman of DFP Healthcare Acquisitions Corp ▪ Led Universal American Corp as CEO from 1995 - 2017 ▪ Pioneered provider engagement model in Medicare Advantage and Medicare Part D Background / Experience: The Oncology Institute of Hope & Innovation (TOI) DFP Healthcare Acquisitions Corp Scott Dalgleish Chief Financial Officer Dr. Richy Agajanian Chief Clinical Officer, Founder ▪ 20+ years of financial expertise and healthcare management experience ▪ Previously CFO of Providence Health Network and led finance teams at Concerto Health and DaVita ▪ Double board - certified by the American Board of Medical Oncology and the American Board of Internal Medicine ▪ Researched and published several articles in medical journals on hematology and oncology

Business Summary

Rising Cost of Oncology Care is a Massive Problem in the U.S. Sources: Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; National Center fo r Health Statistics; IQVIA Institute; National Health Expenditure Data – CMS; Spending on Health: Latest Trends – OECD, June 2018. U.S. Oncology Spend Growth Continues to Accelerate 18% of U.S. GDP and rising 2x spent per person compared to OECD average Yet, U.S. incidence of chronic illness and longevity are worse than average Healthcare is Unaffordable and Inefficient in the U.S. Massive Market with Accelerating Growth Driven by Misalignment, Complex and Variable Clinical Pathways and High - Cost Drugs 6 $200bn+ estimated 2020 U.S. oncology spend 11 – 14% CAGR U.S. Oncology drug spending growth in the next four years 9.5% of U.S. adults have been diagnosed with cancer

Our Disruptive Value Based Oncology Care Today’s Traditional Fee - for - Service Oncology Care x Incentivized by quality x Incentivized to use high - value therapies x Physician compensation model aligned to quality and patient satisfaction x Practice tailored to address individualized patient needs x Supported by patient and payors x Aligned to support appropriate transitions to palliative and hospice care × Incentivized by volume × Incentivized to use high - cost therapies × Physician compensation model aligned to high cost × Practice tailored to profit × Supported by drug manufacturers and distributors × No incentives to utilize appropriate care transitions x x x x x x Our Healthcare System is Being Rebuilt with New Value Based Care Models 7 We Are Disrupting the Status Quo in Cancer Care × × × × × ×

What We Do 8 Value - Based and Fee - For - Service Model • We provide oncology care to patients through capitation (value - based) contracts as well as traditional Fee - For - Service (FFS) care • Capitation contracts pay a fixed per member per month (PMPM) fee based on the number of enrollees by the contracted managed care organization • We generate traditional FFS revenue from patients that are not enrolled under our value - based contracts as well as from capitated patients for services not covered under our contracts >40% of Visits are Medicaid and/or Dual Eligible Patients Medical Oncology Chemotherapy Capitation / Gainsharing Gainsharing / Potential Future Capitation Gainsharing / Not Covered Value - Based Agreements Growth Through Contracting Access for Underserved Patients • We grow primarily through value - based arrangements with health plans and risk - bearing primary care groups in new and existing markets • As we sign new contracts, we build our physician networks to support these markets through both de novo locations and acqui - hires

50+ Locations in Four States ~200K Patient Visits in 2020 80+ Oncologists and Mid - levels 100+ Clinical Trials Giving Patients Cutting Edge Treatment Access ~1.5M Lives Served Under Capitation ~46K Unique Patient Encounters in 2020 >50% Revenue Generated from Value Based Agreements >25% Reduction in Healthcare Costs (1) Who We Are Relationships with Leading Payors and Risk Taking Providers Our Growth 9 We are the Leading Value Based Oncology Care Platform (Revenue, $ millions) 9 Current Markets Note: (1) Compared to average Per Member Per Month costs in our primary geographies (2) Based on cash basis unaudited financi als ; (3) Unaudited financials. $66 $155 $345 2016A 2019A 2022E 30% CAGR 2.3x 33% CAGR 2016 Revenue 2.2x 2019 Revenue (3) (2)

We Are Shifting the Market to Value Based Oncology Care Primary Care Leading the Charge in Transition to Value Based Care Oncology Spend is a Major Pain Point for Value Based Primary Care TOI is the Market Leader in Value Based Oncology Care Sources: American Society of Clinical Oncology; Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer R esearch, July 2020; Global Market Insights; IQVIA Institute; Wall Street research. Note: MA = Medicare Advantage. 10 PMPM from CMS to MA Plans % Retained by MA Plans % Paid to Primary Care Group Medical Expense to Manage TOI Reduces Oncology Care Spend Primary Care Group Profit Oncology Expense • Value based payments comprised of 36% of healthcare spending in 2018 vs. 20% in 2014 • Since 2013, Humana has increased PCPs within value based arrangements by 145% • Primary / preventative care only encompasses less than 3% of Medicare spend; vast majority of spend occurs outside of primary care clinics Illustrative Value Based Primary Care Group Funds Flow

Our Value Based Oncology Care Model is Disrupting the Market 11 TOI is the Leading Value Based Oncology Care Practice that is Aligning both Physicians and Payors with Incentives to Simultaneously Enhance Quality and Lower Costs Benefit Managers Physician Practices Aligned with physicians, practice - based models are incentivized to over prescribe expensive therapeutics and over utilize care which results in higher costs Aligned with payors, benefit managers seek to change provider behavior which has limited success and typically results in an antagonistic relationship with physicians Traditional Care

12 How We Create Value for Our Payor Partners Illustrative Cost Savings and Gross Profit 1 2 3 Payor Cost for Medical Oncology without TOI Payor Cost for Medical Oncology with TOI TOI Cost to Treat Patients ▪ Payors are challenged with high and escalating medical oncology costs ▪ Driven by misaligned incentives of fee for service providers 1 Payors engage with TOI to lower their medical oncology costs by making TOI the exclusive or preferred medical oncology provider for their entire patient population in a region under capitated contracts 2 TOI provides high quality and low cost care and captures margins on their capitated contracts 3 TOI’s Population Based Contracts Deliver a Recurring Revenue Stream Save payors over 25% (1) TOI captures 20% – 40% gross margins Note: (1) Compared to average Per Member Per Month costs in our primary geographies.

Our Operating Model is Highly Scalable and Replicable

Massive Whitespace Opportunity in Oncology Care Market



Current Markets
High Priority / Near Term Expansion Markets
Secondary Target Markets

9 Current Markets in 4 States

~25mm Commercial and Medicare Advantage Lives

~$6bn ***Opportunity***

High Priority Expansion Markets

~23mm Commercial and Medicare Advantage Lives

~$11bn ***Opportunity***

Secondary Target Markets

~32mm Commercial and Medicare Advantage Lives

~$13bn ***Opportunity***

Total U.S. Oncology Care Market

~$200bn ***Total Opportunity***

Sources: Third-Party Market Research, CMS, Kaiser Family Foundation, IQVIA.

13

5 Clinics & 9 Hospital Affiliations 3 Clinics & 12 Hospital Affiliations Nevada Florida 5 Clinics & 6 Hospital Affiliations 14 Proven Portability with Rapidly Expanding Footprint California 46 Clinics & 75+ Hospital Affiliations Arizona (Lancaster) (Rancho Mirage)

Dr. Yale Podnos Chief Medical Officer Brad Hively Chief Executive Officer Dr. Daniel Virnich Chief Operating Officer Scott Dalgleish Chief Financial Officer 15 Strong Leadership Team with Extensive Value Based Care Experience Diona Simoneit Controller Dr. Matt Miller Chief Administrative Officer Irene Lustria VP RCM Mitu Ramgopal VP of Strategic Partnerships Hilda Agajanian Founder & Chief Growth Officer Dr. Richy Agajanian Founder & Chief Clinical Officer John Bayne Senior Director, M&A Senior Advisors Alan Hoops Dr. Roy Beveridge Dr. Mo Kaushal Leadership Team Laura Szitar Chief People Officer

Clinical Overview

Sources: Lay Healthcare Worker Led Cancer Screening Interventions and the Effect on Patient - Reported Satisfaction, Health Status , Healthcare Use, and Total Costs; Journal Of Oncology Practice; August 16, 2019. Note: (1) Compared to average Per Member Per Month costs in our primary geographies. Where We Focus Savings >25% Reduction in Spend (1) 17 We Use Multiple Levers to Reduce Cost of Care Experience in relatively low - cost California market Treatments Palliative Care Symptom Management ▪ Reduce practice pattern variability ▪ Access to clinical trials in the community ▪ Vertical integration of pharmacy ▪ Providers trained in advanced care planning ▪ Close coordination between network providers ▪ Algorithm driven action plan ▪ 24/7 Health Care Coach ▪ Patient education and engagement

Our Care Model is Hard to Replicate 18 TOI has Developed Many Highly Specific and Difficult to Replicate Capabilities that Collectively Comprise our Competitive Moat Clinical Culture Coding Accuracy Care Management Integration of Palliative Care and Hospice Physician Recruiting Clinical Trials Tech - enabled Care Pathways Delivered in Community Setting

Our Results are Peer - Reviewed and Published > 25% Lower median total healthcare costs from diagnosis to death 75% Fewer Emergency Department visits in the last month of life 40% Fewer acute care facility deaths 14% Improvement in Patient Satisfaction 30% Lower inpatient admissions Highly Effective in Delivering Quality, Value Based Oncology Care 19 Study on TOI Patient Population Conducted by Researchers at Stanford University Sources: Lay Healthcare Worker Led Cancer Screening Interventions and the Effect on Patient - Reported Satisfaction, Health Status , Healthcare Use, and Total Costs; Journal Of Oncology Practice; August 16, 2019. Note: Compared to average Per Member Per Month costs in our primary geographies.

Our Patient-Centric Focus Drives High Levels of Satisfaction

Highly Satisfied Patient Base Supports Care Delivery Model While Strengthening Payor Relationships[(1)]



Satisfaction Rating (0 – 5 Scale)
4.5
4.5
4.5
4.5
4.3
4.6
4.5
4.6
4.4
4.5
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21

~3,000 patients surveyed

88% of Oncologists Rated 4.0 or Above

93% of Locations Rated 4.0 or Above

Patients Truly Appreciate Level of Care and Support Provided by TOI Care Team

*"Thank you all for **helping me through this life test**...From the front desk to the specialist – when it comes to cancer, you are all needed and appreciated; **your kindness and selflessness makes a world of difference** to the patients and their families."*

– Lynwood Clinic Patient

*"**Awesome place**, from the support staff and Dr. Morrison. He was the BEST! **Would highly recommend** this clinic to everyone who needs it."*

– Downey Clinic Patient

*"I am very thankful and happy to have found his group. Dr. Baghian and staff are kind, compassionate, and knowledgeable. Everyone I have interacted with has made me feel as though they **truly care about making sure I receive quality care in a timely manner**. Exceptional!"*

– Riverside Clinic Patient

Note: (1) As of April 11, 2021.

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Custom-Built Care Pathways Deliver High Quality, Evidence-Based Care at the Optimal Value



Possible Treatment Plans
A B C D E
F G H I J
A C D E
G H I
A C D G H
D G H
Treatment Plan Selected for Patient

Possible Treatments Approvable by Compendia

- Full range of options includes on- and off-label uses of drugs
- Recommendations and interpretations inconsistent across Compendia

First Criteria: Efficacy

- National Comprehensive Cancer Network maintains guidelines for treatment by cancer site / stage
- TOI EMR pre-populated with evidence-based clinical pathways

Second Criteria: Patient-Specific Considerations

- Physician selects options in coordination with Medical Director team (internal peer reviewers), based on patient-specific factors

Third Criteria: Value

- Physician chooses from remaining options with support and oversight of Medical Director reviewer
- Decisions informed and reinforced by ongoing physician education and purpose-built technology tools
- Shared decision making with patients and family

21

22 Our Technology Platform is Purpose Built for Oncology Care Providers Payors 1. Collect Work with health plans and primary care doctors on front - end collection of extensive patient data sets 3. Apply Use results from our data analysis to dictate appropriate care pathways 2. Analyze Leverage proprietary algorithms and data science to refine relevant clinical care pathways Patients Our Technology is Designed to Decrease the Complexity and Variability of Clinical Care for Cancer Patients

High Value Cancer Care Program (HVCC) Designed to Reduce Cost While Improving Patient Outcomes

Program Enrollment

All patients with newly diagnosed cancer are enrolled



HVCC
Enrollment
and Program
Design
Protocol

Introduction of Care Team, Ongoing Measurement Protocols

EAS[1] and PHQ-9[2] performed at beginning of program, and repeated periodically

Rapid Response Symptom Control

24/7 Health Care Coach to reduce Emergency Department visits and hospitalizations uses

Algorithm driven action plan for nausea / vomiting, constipation, diarrhea, dyspnea and pain

Data Ingestion and Care Plan Iteration

Data collected on patient symptoms, clinical outcomes, and referral patterns at every step

Used to optimize care pathways, creating an "iterative loop" of improvement

Post Acute / External Referral Management

Physicians and Advanced Practitioner actively manage supportive care referrals to improve quality of care and reduce costs

TOI's innovative HVCC program can reduce healthcare costs by approximately 25%[3], with ~30% reduction in Emergency Department usage and inpatient admissions

Notes: (1) Edmonton Symptom Assessment (ESAS); (2) Patient Health Questionnaire (PHQ-9); (3) Compared with average Per Member Per Month costs in our primary geographies.

23

Growth

25 Multiple Levers to Sustain Long Term Growth Trajectory Service Expansion Expand Scope and Diversify Service Offering x Build comprehensive portfolio of ancillary services x Pharmacy x Clinical trials x MSO services x Data monetization Existing Markets Continue Driving Live Growth and Partnership Expansion x New contracts x Expand covered lives x New clinics & providers x Improve unit economics x Medicare direct contracting New Markets Well - Honed TOI Model Enables Quick Scaling in New Markets x Establish presence in new markets x Highly attractive market dynamics x Value based care transition for physicians M&A Opportunities Leverage Pipeline and M&A Expertise to Drive Accretive Growth x Successful acquisition track record x Scalable platform x Highly effective M&A playbook

26 New Market Entry Playbook with Track Record of Success Designed to Scale Efficiently 1 3 2 Market Identification Market Prioritization Market Entry x Payor Needs x Addressable Market x Demographics Characteristics and Trends x High Cost of Care x Existing Payor Partnership x Cost Containment Opportunity x Oncology Provider Landscape x Broader Risk Provider Continuum x Establish Payor Relationship x Identify Acqui - Hire / De Novo to Build Network x Train Providers to Deploy TOI Tools x Comprehensive Ancillary Services

Large Pipeline Drives Organic Growth in Existing and New Markets

~3.5M
Total Lives in Pipeline

~1.5M
Late Stage Lives


Late Stage
~1.5M
43%
Other Markets
~1M
29%
Florida
~500K
14%

~120 New Account Leads in Existing and Priority Markets with Large Portion of High Certainty Opportunities to Support Late Stage Growth Targets

Note: Pipeline as of April 15, 2021.

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Actionable Oncologist Pipeline in Place to Support Contract Growth

Priority Target Markets


NY
NV
CA
AZ
TN
TX
FL

44
Acqui-Hire Targets

~450
Providers

Huge and Fragmented Independent Provider Base

- **Reimbursement, regulatory and payor pressures** driving independent practices to consolidate

~12,700
Oncologists

~1,720
Oncology practices


~76%
Practices employ 1-5 oncologists


~97%
Practices have fewer than 5 sites

Sources: Management Estimates, American Society of Clinical Oncology, Community Oncology Alliance.

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Utilization Management

Quality Improvements Adherence to our Value - Based Mission 30 Overview of Utilization Management Program Excellence in Patient Care – Treatment Efficacy and Patient Safety

TOI Treatment Cost Savings 31 Treatment Cost Savings Categories 1. Biosimilar / Generic Substitutions 2. Optimizing Supportive Care Medications 3. Reducing Drug Wastage 4. Utilization of Value - Based Chemotherapy 5. Evidence - Based Reductions in Treatment Duration 6. Enrollment in Clinical Trials

Financial Overview

33 Summary Financials (1) Represents lives at year end. We Target Steady State Gross Margin of ~30% and Adjusted EBITDA Margin of ~15%

Summary of Revenue and Costs Construct 34 Payors / VBC Lives Clinic + Provider Capacity Other / Clinical Trials Orals FFS Chemo VBC Revenue Grow via Recruitment and Acqui - Hires Drugs Other Clinical Staff Patient Services Gross Margin Revenue COGS

10% 15% 20% 25% 30% 35% 40% 20% 30% 40% 50% 60% 70% 80% 90% Pod Gross Margin Pod % Value - Based Visits 35 Note: (1) Advanced Practice Providers (APPs) include Physician Assistants and Nurse Practitioners; (2) Each pod is an operati ona l unit consisting of 2 - 5 clinics, grouped together based on geographic proximity and visit volume. Strong Unit Economics Drives Increasing Profitability Embedded Gross Margin Expansion as TOI Scales ~ 20.0% 30.0% + Current Steady State 1 2 3 Value - Based Volume Mix Provider Utilization Market Dynamics Value - Based Volume Mix : As our mix of value - based revenue increases our margins will improve; pods today with highest mix of value - based contract achieve 30%+ margins Provider Utilization: Margins expected to improve as 1) Provider productivity increases in maturing clinics 2) The ratio of APPs (1) to MDs increases Market Dynamics: Certain expansion markets have higher - cost fee - for - service oncology, therefore TOI can deliver better value and savings to our customers and capture higher margins Margin Expansion Drivers TOI Pod (2) Gross Margin vs. % Value - Based Visits 1 2 3

Recent Highlights

Business Update

- Recently signed several significant payor contracts in California
- Executing de novo growth in St Petersburg (FL), Victorville (CA) and entered the San Diego market
- Strong and growing pipeline of acqui-hires, de novo locations and value-based contracts
- Anticipate expansion into additional new markets in the next two quarters
- Extended timing of capital raise from SPAC transaction has temporarily delayed certain acqui-hires, de novo location expansions and related payor contracts, and these delays may impact our ability to achieve our 2022 projections
- Engaging in several strategic discussions with potential large payor partners

Performance Update

($ Millions)	Q2 2021A	2021E
Revenue	**$49.8**	**$205 – $207**
Gross Margin	$10.9	$44 – $45
Adjusted EBITDA	**$0.3**	**$(1) - $(2)**

Contracted Value-Based Lives



1.1M
1.3M
1.5M
2019A
2020A
Q2'21A

Note: Lives represent figures at the end of the period.

36

Appendix

Transaction Overview

Transaction Summary

- The Oncology Institute of Hope & Innovation (TOI) is **the largest[1] scaled provider of value-based oncology care in the US**
- TOI to combine with DFP Healthcare Acquisitions Corp (DFP) to become a NASDAQ-listed value-based oncology care services platform
- Brad Hively (CEO of TOI) will lead the company with assistance of Richard Barasch (Executive Chairman of DFP)
- Pro forma **valuation of $842 million**
  - **2.4x FY22E revenue**
- **Value enhancing earnout structure**
- **Existing shareholders rolling over 66% of equity**
- Assumes the issuance of **PIPE shares for $275 million** including participation by Deerfield Management Co. (Deerfield)
- Results in a highly capitalized PF entity **with $200+ million of cash on balance sheet[3]** and strong growth trajectory
  - Positioned to leverage platform to aggressively expand in new markets via organic growth and M&A
  - ~30%[2] growth CAGR realized 2016 to 2020, expected to achieve ~53% growth CAGR from 2021 to 2024

Valuation Overview

$ in mm

2022E Valuation Analysis	
Pro Forma Enterprise Value	**$842**
2022E Total Revenue	**$345**
Revenue Multiple	**2.4x**

Note: (1) Based on capitated lives managed through employed oncologists; (2) 2016 revenue based on cash basis unaudited financials; (3) Subject to redemptions.

38

39 Net Income to Adjusted EBITDA Reconciliation (1) (1) Note: (1) Comprised of legal and Board fees; salary and wage expenses; asset impairments; stock compensation expense; non - cash r ent; other expenses and income; (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue. (1) (2) ($ in mm, except noted otherwise) 2019A 2020A Net Income ($4) ($14) (+) Depreciation & Amortization 4 3 (+) Interest and Income Tax Expense (Income), net (0) 1 (+) Add - Backs to Adjusted EBITDA 4 17 Adjusted EBITDA $5 $6 % Margin 3% 3%

Summary Risk Factors

Certain Risks Related to the Oncology Institute

All references to "TOI," "we," "us," "our" or the "Company" refer to the business of TOI Parent, Inc. and its affiliates. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. Accordingly, the list below is qualified in its entirety by disclosures contained in documents filed or furnished with the United States Securities and Exchange Commission ("SEC"), including the documents filed or furnished by the Company and/or the special purpose acquisition company (the "SPAC") in connection with the proposed business transaction. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the Company and the SPAC and the proposed business transaction between the Company and the SPAC, and may differ significantly from and be more extensive than those presented below.

Risks Related to TOI's Business

- Our growth strategy depends on our ability to build or acquire new TOI PC clinics to service our contracts and treat our patients.
- We have experienced, and may continue to experience, rapid growth and organizational change, which has placed, and may continue to place, significant demands on our management and our operational and financial resources.
- We have identified material weaknesses in our internal control over financial reporting that, if not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements.
- We have a history of net losses, we anticipate increasing expenses in the future, and we may not be able to achieve or maintain profitability.
- A pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide, including the outbreak of the novel strain of coronavirus disease, COVID-19, could adversely affect our business.
- Our services are concentrated in certain geographic areas and populations exposing us to unfavorable changes in local benefit costs, reimbursement rates, competition and economic conditions.
- If we are unable to attract new patients, our revenue growth will be adversely affected.
- We primarily depend on reimbursement from third-party payors, as well as payments by individuals, which could lead to delays, denials, or uncertainties in the reimbursement process.
- With many of our value-based agreements, the TOI PCs assume the risk that the cost of providing services will exceed our compensation. As oncology costs rise, if we do not accurately predict the cost to deliver care, some of the TOI PCs' value-based agreements could become less profitable, or unprofitable.
- There are significant risks associated with estimating the amount of revenue that is recognized under TOI PCs' risk agreements with health plans, and if our estimates of revenue are materially inaccurate, it could impact the timing and the amount of our revenue recognition or have a material adverse effect on our business, results of operations, financial condition and cash flows.
- A significant portion of our consolidated Patient Services revenue is derived from a limited number of health insurance, Independent Practice Associations, or IPAs and medical group companies. Those payors could take action to remove, exclude, delay, or otherwise prevent the inclusion of the TOI PCs in their provider networks.
- A significant portion of sales are from prescription drug sales reimbursed by a limited number of pharmacy benefit management companies with which TOI PCs contract. Those pharmacy benefit management companies could take action to remove, exclude, delay or otherwise prevent the inclusion of the TOI PCs in their provider networks.
- Reductions in Medicare reimbursement rates or changes in the rules governing the Medicare program could have a material adverse effect on our financial condition and results of operations
- We cannot predict the effect that health care reform and other changes in government programs may have on our business, financial condition or results of operations.
- The transition from volume to value-based reimbursement models may have a material adverse effect on our operations.
- Changes in the payor mix of patients and potential decreases in reimbursement rates as a result of consolidation among plans could adversely affect our revenues and results of operation.
- We face significant competition from other healthcare services providers. Our failure to adequately compete could adversely affect our business.
- Competition for physicians and clinical personnel, including nurses, shortages of qualified personnel or other factors could increase our labor costs and adversely affect our revenue, growth rate, profitability and cash flows.
- Because competition for qualified personnel is intense, we may not be able to attract and retain the highly skilled employees we need to execute our business strategies and growth plans.
- If we are unable to provide consistently high quality of care, our business will be adversely impacted.
- If certain of our suppliers do not meet our needs, if there are material price increases on supplies, if we are not reimbursed or adequately reimbursed for drugs we purchase or if we are unable to effectively access new technology or superior products, it could negatively impact our ability to effectively provide the services we offer and could have a material adverse effect on our business, results of operations, financial condition and cash flows.
- We depend on our information technology systems, and those of our third-party vendors, contractors and consultants, and any failure or significant disruptions of these systems, security breaches or loss of data could materially adversely affect our business, financial condition and results of operations.
- We may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm our business and results of operations.
- Some jurisdictions preclude the TOI PCs from entering into non-compete agreements with our physicians, and other non-compete agreements and restrictive covenants applicable to certain physicians and other clinical employees may not be enforceable.
- Current and future acquisitions may use significant resources, may be unsuccessful, and could expose us to unforeseen liabilities.
- If we are unable to protect the confidentiality of our trade secrets, know-how and other proprietary and internally developed information, the value of our technology could be adversely affected.

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Certain Risks Related to the Oncology Institute (Cont'd)

Risks Related to TOI's Business (Cont'd)

- We conduct some clinical trials in contract with the ICRI. If we fail to perform our clinical trial services in accordance with contractual requirements, government regulations and ethical considerations, we could be subject to significant costs or liability and our reputation could be adversely affected.
- Negative publicity regarding the managed healthcare industry generally could adversely affect our results of operations or business.
- Our managed clinics may be negatively impacted by weather and other factors beyond our control.
- We are dependent on our relationships with the TOI PCs, which are affiliated professional entities that we do not own, to provide healthcare services, and our business would be harmed if those relationships were disrupted or if our arrangements with the TOI PCs become subject to legal challenges.
- Our managed clinics and the TOI PCs providing professional services at such clinics may become subject to medical liability claims, which could have a material adverse impact on our business.
- If there is a change in accounting standards by the Financial Accounting Standards Board or the interpretation thereof affecting consolidation of entities, it could have a material adverse effect on our consolidation of total revenues derived from the TOI PCs.
- Our managed clinics and the TOI PCs may be subject to third-party payor audits, which, if adversely determined against us or the TOI PCs, may have a material effect on our results of operations and financial condition.
- We are subject to extensive fraud, waste, and abuse laws that may give rise to federal and state audits, investigations, lawsuits and claims against us, the outcome of which may have a material adverse effect on our business, financial condition, cash flows, or results of operations.
- If any of our managed clinics or TOI PCs lose their regulatory licenses, permits and/or accreditation status, or become ineligible to receive reimbursement under Medicare or Medicaid or other third-party payors, there may be a material adverse effect on our business, financial conditions, cash flows or results of operations.
- If we or the TOI PCs fail to comply with applicable data interoperability and information blocking rules, our consolidated results of operations could be adversely affected.
- Actual or perceived failures to comply with applicable data protection, privacy and security, advertising and consumer protection laws, regulations, standards and other requirements could adversely affect our business, financial condition and results of operations.
- We and our TOI PCs are subject to federal, state and local laws and regulations that govern our business. These include regulations of our employment practices, including minimum wage, living wage, and paid time-off requirements, permitting and licensing, employee health and safety and the storage, treatment and disposal of waste. Failure to comply with these laws and regulations, or changes to these laws and regulations that increase our expenses, could adversely impact our operations.
- We may not be able to utilize a portion of our net operating loss carry forwards to offset future taxable income for U.S. federal income tax purposes, which could adversely affect our net income and cash flows.
- Future changes to applicable tax laws and regulations and/or their interpretations may have an adverse effect on our business, financial condition and results of operations. Tax rules and regulations are subject to interpretation and require judgment by us that may be successfully challenged by the applicable taxation authorities upon audit, which could result in additional tax liabilities.

Risks Related to the SPAC and the Business Combination

- Directors and officers of the SPAC have potential conflicts of interest in recommending that stockholders vote in favor of the approval of the proposed business combination and the approval of the other proposals described in the proxy statement/prospectus related thereto.
- Deerfield Fund IV and SPAC's initial stockholders have agreed to vote in favor of the proposed business combination, regardless of how the SPAC's public stockholders vote.
- If the benefits of the proposed business combination do not meet the expectations of investors or securities analysts, the market price of the post-business combination company's securities may decline.
- The actual financial position and results of operations of the post-business combination company may differ materially from the unaudited pro forma financial information included in the proxy statement/prospectus related to the proposed business combination.
- Financial projections with respect to the post-business combination company may not prove to be reflective of actual future results.
- The proposed business combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all.
- The SPAC has identified a material weakness in its internal control over financial reporting solely related to its outstanding warrants that, if not properly corrected, could materially adversely affect its ability to report its operations and result in material misstatements in its financial statements.
- The post-business combination company will incur significant costs and obligations as a result of being a public company.

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